EXHIBIT 10.11

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June 10, 2004

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Wachovia Trust Company, National Association
One Rodney Square, 1st Floor
920 King Street
Wilmington, Delaware 19801

              Re: The National Collegiate Student Loan Trust 2004-1
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                      Back-up Note Administration Agreement
                      -------------------------------------

Ladies and Gentlemen:

         In connection with the issuance by The National Collegiate Student Loan Trust 2004-1 (the "TRUST") of student loan asset backed notes on June 10, 2004 pursuant to the Indenture dated as of June 1, 2004 (the "INDENTURE") between the Trust and U.S. Bank National Association ("U.S. BANK"), this letter serves as the Back-up Note Administration Agreement (the "BACK-UP AGREEMENT") and amends and supplements the Administration Agreement dated as of June 10, 2004 (the "ADMINISTRATION AGREEMENT") among the Trust, Wachovia Trust Company, National Association, U.S. Bank and First Marblehead Data Services, Inc. ("FMDS") as set forth below.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Administration Agreement. In the event of the resignation or removal of FMDS as Administrator pursuant to Section 8 of the Administration Agreement, U.S. Bank shall perform only such duties as required to be performed by FMDS as Administrator under Sections 8.02(d)-(g) and 8.09 of the Indenture; provided further, that prior to the termination of FMDS as Administrator pursuant to Section 8 of the Administration Agreement, FMDS shall either (a) appoint a successor administrator to perform those duties of the Administrator under the Administration Agreement not required to be performed by U.S. Bank hereunder or (b) satisfy the Rating Agency Condition expressly permitting FMDS to continue to perform those duties. Such successor administrator shall be entitled to a fee as negotiated with FMDS at the time of such appointment. Such negotiated fee shall be payable by FMDS.

         U.S. Bank will be subject to all of the terms and conditions of the Administration Agreement in so far as such terms and conditions apply to U.S. Bank's duties as set forth above. In the performance or non-performance of its duties contemplated by this Back-up Agreement, U.S. Bank shall be subject to the same standard of care as the Administrator under the Administration Agreement and shall be entitled to the same rights, privileges, protections, immunities and benefits given to the Administrator under the Administration Agreement. In no event will U.S. Bank be responsible for the obligations of the Administrator or be responsible for any actions, omissions or malfeasance of the Administrator under the Administration Agreement, Indenture, or Trust Agreement except for such duties as are expressly described above.


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         In order to facilitate the performance of U.S. Bank's duties under this
Back-up Agreement, FMDS will make all files, systems and employees available to U.S. Bank. Subject to the foregoing, U.S. Bank will be required to begin performing its duties under this Back-up Agreement within 90 days of receiving notice of FMDS' resignation or removal as Administrator under the Administration Agreement. Out of pocket expenses incurred by U.S. Bank in connection with the transition of services hereunder shall be borne by the Trust. Sections 2-19 of the Administration Agreement will remain in full force and effect.

         As consideration for U.S. Bank entering into this Back-up Agreement,
(i) U.S. Bank will (and the Trust hereby irrevocably directs U.S. Bank to) invest all cash in the Trust Accounts (as such term is defined in the Indenture) in First American Funds as long as First American Funds' annual investment return (net of management fees) is not more than 0.25% lower than the investment return (net of management fees) for funds of comparable size and investment risk during the most recent prior twelve month period, as determined by the Administrator; provided that the Administrator will provide instructions to U.S. Bank as to the manner in which the cash in the Trust Accounts should be invested if such investment threshold is not met; and (ii) upon the resignation or removal of the Administrator, and notwithstanding the appointment of a successor administrator, U.S. Bank shall be paid the Administration Fee pursuant to
Section 3(a) of the Administration Agreement.

         The provisions of Section 17 of the Administration Agreement are incorporated herein by reference and shall apply to this Back-up Agreement as they apply to the Administration Agreement.

                            [Signature Pages Follow]

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         Please evidence your agreement with the terms set forth herein by signing this letter below.
                                   Sincerely,

                                   THE NATIONAL COLLEGIATE STUDENT LOAN
                                   TRUST 2004-1

                                   By:      WACHOVIA TRUST COMPANY, NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity but solely as Owner Trustee


                                            By: /s/ Sterling C. Correia
                                                -----------------------
                                                Name: Sterling C. Correia
                                                Title: Vice President

                                   FIRST MARBLEHEAD DATA SERVICES, INC.


                                   By: /s/ Bruce F. Lefenfeld
                                       ----------------------
                                       Name: Bruce F. Lefenfeld
                                       Title: President

ACCEPTED AND AGREED:

WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee


By: /s/ Sterling C. Correia
    -----------------------
    Name: Sterling C. Correia
    Title: Vice President

U.S. BANK NATIONAL ASSOCIATION


By: /s/ Vaneta I. Bernard
    ---------------------
    Name: Veneta I. Bernard
    Title: Vice President




                                           BACK-UP NOTE ADMINISTRATION AGREEMENT